1 RAIT Financial Trust Investor Presentation First Quarter 2012 Exhibit 99.1

Forward Looking Statements &
Non-GAAP Financial Measures
This document and the related presentation may contain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about RAIT Financial Trust’s (“RAIT”) plans, objectives, expectations and intentions with respect to future operations, products, dividends, cash from investments and services and other statements that are not historical facts. Forward-looking statements are sometimes identified by the words “may”, “will”, “should”, “potential”,
“predict”, “continue”, “project”, “guide”, or other similar words or expressions.  These forward-looking statements are based upon the current beliefs and expectations of RAIT's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within RAIT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. RAIT does not guarantee that the assumptions underlying such forward looking statements are free from errors. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk factors discussed and identified in filings by
RAIT with the Securities and Exchange Commission (“SEC”), including, without limitation, RAIT’s most recent annual and quarterly reports filed with SEC.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to RAIT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This document and the related presentation may contain non-U.S. generally accepted accounting principles (“GAAP”)
financial measures.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document and/or RAIT’s most recent annual and quarterly reports.
RAIT’s SEC filings are available on RAIT’s website at www.raitft.com.

About RAIT
RAIT Financial Trust (“RAIT”) (NYSE: RAS), is a diversified full service commercial real estate company organized as an internally-managed REIT with
$3.5 billion of assets under management
Scalable commercial real estate platform with over 350 employees
Seasoned commercial real estate Lender
Origination platform for bridge, mezzanine and CMBS Loans
Owner – commercial real estate properties (primarily multi-family properties)
Sophisticated asset management
Captive property management for multi-family and office properties
Non-traded REIT sponsor
Increased quarterly common dividend 33% in the first quarter to $0.08 per common share
No unsecured, recourse debt maturities until October 2015

Recourse Debt Summary
No unsecured, recourse debt maturities until October 2015
As of March 31, 2012 ($ in 000s)
$3,471
$- $-
$19,381
$124,497
$50,000
$25,000 $25,000
$-
$43,771
$-
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
2012 (1) 2013 2014 2015 2016 (2) 2017 (3) 2018 (3) 2019 (3) 2020 Thereafter
Recourse Debt Maturities and Redemption Dates
(in 000s)
(1) In April 2012, we redeemed all of our outstanding 6.875% convertible senior notes for cash.
(2) Assumes full exercise of holders’ 7.0% convertible senior notes redemption right in April 2016.
(3) Includes senior secured notes issued by us with an aggregate principal amount equal to $100,000 with a weighted average coupon of 7.0%, which are eliminated in consolidation

Synergistic Business Lines
Commercial real estate lending
$1.03 billion in loans
Originate, underwrite, close CMBS and transitional CRE loans
Directly owned commercial real estate
$963 million portfolio: $593 million multi-family, $252 million office, $72 million retail and $46 million other
Asset and property management
Scalable non-traded REIT platform
Jupiter Communities
CDOs – earning management fees

Commercial Real Estate Lending
Commercial real estate lending
$1.03 billion of CRE loans at March 31, 2012
Capitalize on existing, scalable platform and internal expertise to originate bridge, mezzanine and CMBS loans of $5 million to $30 million on multi-family, office, retail and light industrial properties
Growing pipelines
Spread expansion opportunities
Fee income opportunities – originating, managing and servicing

Commercial Real Estate Lending: Bridge &
Mezzanine Lending
Bridge & mezzanine lending
$68 million in transitional loan originations through March 31, 2012
Expect to close approximately $100 million of loans in Q2 2012
Bridge and mezzanine loan pipeline at approximately $400 Million at March 31,
2012
General terms – transitional properties
Bridge loans – floating rate, fees, approximately 7% coupons
Mezzanine loans - floating rate, fees, approximately 12%+ coupons
Funding
$29.5 million in loan repayments during quarter ended March 31, 2012
$82.3 million in capacity for reinvestment in RAIT CRE II securitization at March
31, 2012
Senior participations

Commercial Real Estate Lending: CMBS
CMBS loans: warehouse providers
Barclays $150 million
Citibank $100 million
Securitized $61 million of CMBS loans last year
Expect to fund and securitize approximately $65 million of
CMBS loans by July 31, 2012
CMBS pipeline at approximately $500 million at March 31, 2012

CRE Loan Portfolio Statistics
By Property Type (1)
(1)  Based on book value at 3/31/2012.
By Geographic Region (1)
Improved credit performance of the loan portfolio
As of March 31, 2012 unless otherwise Indicated ($ in 000s)
Multi-family
31%
Retail
29%
Other
5%
Office
35%
Mid Atlantic
28%
Southeast
10%
Northeast
11%
Central
37%
West
14%
Book Value
Weighted-
Average
Coupon Range of Maturities
Number
of Loans Key Statistics Q1 2012 Q1 2011
Commercial Real Estate (CRE) Loans Non-accrual loans $56,113 $121,054
Commercial mortgages $638,475 6.4% May 2012 to Apr. 2022 42 % change (54%)
Mezzanine loans 280,755 9.3% May 2012 to Nov. 2038 88 Reserve for losses 35,527 58,809
Preferred equity interests
60,843 9.5%
May 2012 to Aug. 2025
21 % change
(40%)
Total CRE Loans $980,073 7.4% 151
Provision for losses 500 1,950
Other loans 53,733 4.4% May 2012 to Oct. 2016 4
% change
(74%)
Total investments in loans
$1,033,806 7.3% 155

Directly Owned Commercial Real Estate
Directly owned real estate portfolio
$963 million of CRE properties at March 31, 2012
Strategy to maximize value over time through increasing occupancy and higher rental rates
Increasing rental income from March 31, 2011 through March 31, 2012
Increasing average effective rent, average occupancy and net operating income from March 31, 2011 to March 31, 2012
Assets acquired below borrower’s cost upon loan conversions
Jupiter Communities – internal multi-family property manager
CRP Commercial Services – internal office property manager

Directly Owned Commercial Real Estate
Portfolio Statistics
Net Real Estate Operating Income Average Effective Rent
(a)
(a)  Based on properties owned as of March 31, 2012.
(b)  Average effective rent is rent  per unit per month.
(c)  Average effective rent is rent per square foot per year.
Improved Occupancy and Net Operating Income
As of March 31, 2012 unless otherwise Indicated ($ in 000s)
Q1 2012 Q1 2011
Rental income $24,831 $21,290
Real estate operating expenses (13,797) (12,617)
Net Real Estate Operating Income $11,034 $8,673
Number of owned properties 56 48
Average Occupancy 85.0% 82.4%
Property Type
Q1 2012 Q1 2011
% Increase
Multi-family (b)
$691 $659
4.9%
Office (c)
21.53 17.88
20.4%
Retail (c)
10.59 9.71
9.1%
Investments
in Real
Estate Quantity
Number of
Properties
Average Physical Occupancy
3/31/2012 3/31/2011
Multi-family real estate properties $592,937 8,014 units 33 90.4% 88.0%
Office real estate properties 251,663 1,786,860 sq. ft. 10 70.7% 70.7%
Retail real estate properties 71,994 1,358,257 sq. ft. 3 66.9% 56.3%
Parcels of land
46,658
19.9 acres
10 – –
Total
$963,252 56 85.0% 82.4%

Scalable non-traded REIT platform
Independence Realty Trust, Inc. (“IRT”) & Independence Mortgage Trust, Inc.
(“IMT”)
Raise capital through retail Broker/Dealer & financial advisor networks
IRT – multi-family equity REIT
RAIT equity investment of $51.1 million pari passu with returns to IRT equity investors
RAIT contributed seven properties to IRT with an aggregate purchase price of $133.3 million
Monthly dividend – 6% current run rate based on $10 initial offering price
Target maximum equity raise: $1.1 billion
IMT – structured finance REIT: formed in October 2011 and is currently in registration with the SEC
We expect IMT to acquire and manage a portfolio of commercial real estate loans, CMBS and other commercial real estate-related securities
Target maximum equity raise: $1.7 billion
Any disclosure relating to IRT or IMT is neither an offer nor a solicitation to purchase securities issued by IRT and IMT
Fee Income: Asset and Property Management

Fee Income: Asset and Property Management
Asset management
Management fees
CDOs
$1.9 billion of commercial real estate loans
$1.7 billion of U.S. real estate debt securities
S & P and Morningstar rated loan servicer and special servicer
Property management
Property management fees
Jupiter Communities
Multi-family focused
47 properties and 10,750 units
CRP Commercial Services
Office focused
2 million square feet
As of March 31, 2012

2012 Opportunities for Growth
Focus on growth through:
Utilizing RAIT’s core commercial real estate platform to generate appropriate risk-adjusted returns by originating, underwriting and managing commercial real estate loans
Focus on CMBS and transitional loans (bridge and mezzanine loans)
Continuing to effectively manage RAIT’s portfolio of owned real estate to deliver increasing rental and occupancy rates while managing operating costs
Leveraging RAIT’s capabilities through non-traded REIT platform to grow fee income and assets under management
Opportunistically investing in discounted RAIT liabilities including CDO debt and convertible debt

2012-2013 Projected Cash Received from
Investments
(1)
($'s in millions, except per share amounts)
Projected cash received from investments
(1)
140 $ - 150 $ 157 $ - $169
Less: CDO and property level interest costs (51) (50)
Less: Corporate interest and preferred dividends (33) (33)
Less: General and administrative costs (32) - (35) (32) - (35)
Projected net cash received from investments
(1)
$24 - $31 $41 - $51
Per Share 0.48 $ - 0.63 $ 0.84 $ - 1.05 $
2012 2013
$- $10 $20 $30 $40 $50 $60 $70 $80 $90
CRE loan interest received
Owned real estate cash received
CDO management fees received
CMBS loan sales
($'s in Millions)
2012 2013
(1)
Constitutes forward-looking information.  Actual full year 2012-2013 projected cash received from investments and each individual line item presented herein, could vary significantly from the projections presented.  The above projections assume: Investment portfolios increase from March 31, 2012 levels by the reinvestment of available cash in the RAIT II securitization and generate cash at historical levels; RAIT does not raise additional capital; RAIT continues to receive its securitization collateral management fees and generates property management fees and loan origination fees from third parties at historical levels; RAIT’s sponsored non-traded REITs experience significant growth in their investment portfolios by the end of the period covered and the identified cash uses remain at historical levels.
Property management fees - 3rd party
Loan origination fees received
Non-traded REITs -- asset management fees

Adjusted Book Value
(1)
Amount Per Share (2)
Total shareholders' equity, as reported……………………………………………………………………………….. 847,444 $         16.98 $
Liquidation value of preferred stock (3)………………………………………………………………………………. (165,458)           (3.31)
RAIT book value……………………………………………………………………………………………………………………. 681,986             13.67
Adjustments:
Taberna securitizations net effect………………………………………………………………………………….. (550,741) (11.04)
CRE CDO derivative liabilities………………………………………………………………………………………….. 82,288               1.65
Accumulated depreciation and amortization………………………………………………………………….. 91,286               1.83
Valuation of recurring collateral and property management fees………………...………………..
21,010               0.42
Total adjustments………………………………………………………………………………………………………………….. (356,157)           (7.14)
Adjusted book value……………………………………………………………………………………………………. 325,829 $         6.53 $
As of March 31, 2012
(1)
Management views adjusted book value as a useful and appropriate supplement to shareholders’ equity and book value per share. The measure serves as an additional measure of our value because it facilitates evaluation of us without the effects of various items that we are required to record in accordance with GAAP but which have limited economic impact on our business.  Those adjustments primarily reflect the effect of consolidated securitizations where we do not currently receive cash flows on our retained interests, accumulated depreciation and amortization, the valuation of long-term derivative instruments and a valuation of our recurring collateral and property management fees.
Adjusted book value is a non-GAAP financial measurement, and does not purport to be an alternative to reported shareholders’ equity, determined in accordance with GAAP, as a measure of book value. Adjusted book value should be reviewed in connection with shareholders’
equity as set forth in our consolidated balance sheets, to help analyze our value to investors. Adjusted book value may be defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our adjusted  book value to that of other
REITs.
(2)
Based on 49,899,392 common shares outstanding as of March 31, 2012.
(3)
Based on 2,760,000 Series A preferred shares, 2,258,300 Series B preferred shares, and 1,600,000 Series C preferred shares outstanding as of March 31, 2012, all of which have a liquidation preference of $25.00 per share.

RAIT Highlights
Experienced management team
Integrated platform with synergistic business lines
Pipeline of investment opportunities
Improving cash flow
Provided common dividend guidance of at least $0.08 per quarter for 2012 representing a 7.7% yield as of June 7, 2012